UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 3, 2011
(Date of earliest event reported)
Gas Natural Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	001-34585 (Commission File Number)	27-3003768 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana (Address of principal executive offices)	59401 (Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
Pursuant to its normal review of its outside audit requirements, the Audit Committee of the Board of Directors of Gas Natural Inc. (the “Company”) requested proposals for its independent auditor services. Pursuant to the award of services to another firm, the Company dismissed its independent accountant, Hein & Associates LLP, as its independent accountant on June 3, 2011. Effective June 3, 2011, the Company has engaged ParenteBeard LLC as its new independent accountant for the year ending December 31, 2011. The decision to change independent accountants was approved by the Audit Committee of the Board of Directors of the Company.
Hein & Associates LLP’s reports on the Company’s financial statements for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.
During the years ended December 31, 2010 and 2009, and through June 3, 2011, there were no (1) disagreements with Hein & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein & Associates, would have caused Hein & Associates to make reference thereto in its reports on the Company’s financial statements for such fiscal years; or (2) reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.
No consultations occurred between the Company and the Company’s new independent accountants, ParenteBeard LLC, during the years ended December 31, 2010 and 2009, and through June 3, 2011, regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (2) any other matters that were the subject of a disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) or (v), respectively, of Regulation S-K.
The Company provided Hein & Associates with a copy of the disclosures made in this Current Report in response to Item 304(a) of Regulation S-K and requested that Hein & Associates furnish it with a letter to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company with respect to Hein & Associates in this Current Report and, if not, stating the respects in which it does not agree. A copy of that letter is attached as Exhibit 16.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
16.1 Letter from Hein & Associates LLP, to the Securities and Exchange Commission dated June 8, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.
By:	/s/ Thomas J. Smith
Name:	Thomas J. Smith
Title:	Vice President and Chief Financial Officer
Dated: June 8, 2011

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